Exhibit 10.22

CBEYOND COMMUNICATIONS, INC.

FORM OF SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of             , 2005 by and between Cbeyond Communications, Inc., a Delaware corporation (the “Company”), and the undersigned individual stockholder of the Company (the “Participating Stockholder”).

WHEREAS, the Company desires to issue and sell directly to the Participating Stockholder, and the Participating Stockholder desires to subscribe for and purchase from the Company, shares (the “Subscription Shares”) of its common stock, par value $0.01 per share in an offering (the “Concurrent Offering”) concurrent with the Company’s initial public offering pursuant to a registration statement on Form S-1 (Registration No. 333-124971), as amended, including any prospectuses (“Prospectus”) and any and all exhibits and other documents relating thereto (the “Registration Statement”), on the terms and conditions set forth herein;

WHEREAS, the Company and the Participating Stockholder are entering into this Agreement to provide for the issuance, purchase and sale of the Subscription Shares; and

WHEREAS, the Company will enter into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. as representative of the several underwriters named therein (the “Underwriters”) simultaneously with the execution of this Agreement;

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Purchase of the Subscription Shares. The Company agrees to issue and sell the Subscription Shares to the Participating Stockholder as provided in this Agreement, and the Participating Stockholder, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees to purchase the Subscription Shares at a price per share of $                 (the “Purchase Price”). The Company and the Participating Stockholder acknowledge and agree that no Underwriter (i) has provided any services to the Company or the Participating Stockholder as to the structure or implementation of the Concurrent Offering; (ii) has arranged or otherwise participated in the Participating Stockholder’s purchase of the Subscription Shares from the Company; or (iii) will receive any compensation in connection with the Participating Stockholder’s purchase of the Subscription Shares.

2. Payment for the Subscription Shares. Upon the execution of this Agreement, the Participating Stockholder shall pay the aggregate Purchase Price into an escrow account (the “Escrow Account”) with                 , as escrow agent, in accordance with an escrow agreement in the form attached hereto as Exhibit A (the “Escrow Agreement”). All funds deposited with the escrow agent shall be held and disbursed in accordance with the terms of such Escrow Agreement.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Participating Stockholder that each of the Company’s representations and warranties contained in the Underwriting Agreement is true and correct on the date hereof and that:

(a) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(b) Subscription Agreement. This Agreement has been duly authorized, executed and delivered by the Company and is a binding agreement.

(c) Concurrent Offering. The Company has full right, power and authority to make the Concurrent Offering and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization of the Concurrent Offering and the consummation by it of the transactions contemplated thereby has been duly and validly taken. The Concurrent Offering conforms, and will conform, in all material respects to the requirements of the Securities Act.

(d) The Subscription Shares. The Subscription Shares have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and nonassessable and will conform to the descriptions thereof in the Prospectus; and the issuance of the Subscription Shares is not subject to any preemptive or similar rights.

4. Further Agreements of the Company. The Company covenants and agrees with the Participating Stockholder that:

(a) Effectiveness of the Registration Statement. The Company will file the final Prospectus with the Securities and Exchange Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act.

(b) Delivery of Copies. The Company will deliver to the Participating Stockholder, without charge, a copy of the final Prospectus prior to the Closing Date.

(c) Other Agreements. Concurrently with the execution of this Agreement, the Company and the Underwriters shall execute and deliver the Underwriting Agreement, and the Company shall execute and deliver a subscription agreement in form and substance substantially identical hereto with another individual stockholder of the Company.

5. Capacity of the Participating Stockholder. The Participating Stockholder hereby represents and warrants that he has full right and capacity to execute and deliver this Agreement and the Escrow Agreement and to perform his obligations hereunder and thereunder; and all action required to be taken for the due and proper execution and delivery by it of this Agreement and the Escrow Agreement and the consummation by him of the transactions contemplated hereby and thereby has been duly and validly taken.

6. Conditions of Participating Stockholder’s Obligations. The obligation of the Participating Stockholder to purchase the Subscription Shares on the Closing Date is subject to the consummation of the transactions contemplated by the Underwriting Agreement.

7. Effectiveness of Agreement. This Agreement shall become effective upon the later of (i) the execution and delivery hereof by the parties hereto and (ii) receipt by the Company and the Participating Stockholder of notice of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment thereto).

8. Termination. This Agreement shall be terminated without any further action in the event that the Underwriting Agreement has not been consummated as of the Closing Date, and neither the Company nor the Participating Stockholder shall have any further obligations hereunder (except to the extent provided in Section 9 hereof).

9. Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, each party shall pay its own respective expenses incurred in connection with this Agreement and the transactions contemplated hereunder.

10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Nothing in this Agreement is intended or shall be construed to give the Participating Stockholder any legal or equitable right, remedy or claim under or in respect of the Underwriting Agreement or any provision contained therein.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

12. Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

13. Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

14. Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

COMPANY:

CBEYOND COMMUNICATIONS, INC.

By:
Name:
Title:

PARTICIPATING STOCKHOLDER: